SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                   May 9, 1995

                    ________________________________________


                           THERMO PROCESS SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                            1-9549                       04-2925807
   (State or other jurisdiction    (Commission                (I.R.S. Employer
   of incorporation or             File Number)         Identification Number)
   organization)


   12068 Market Street
   Livonia, Michigan                                                     48150
   (Address of principal executive offices)                         (Zip Code)


                                                                (617) 622-1000
                                                (Registrant's telephone number
                                                          including area code)
PAGE

                                                                      FORM 8-K



   Item 2.  Acquisition or Disposition of Assets
            ------------------------------------

        On May 9, 1995, Thermo Process Systems Inc. ("Thermo Process" or the "Company") and Thermo Instrument Systems Inc. ("Thermo Instrument") agreed to dissolve their Thermo Terra Tech joint venture (the "Joint Venture") by distributing to the partners the businesses and other assets that had originally been contributed to the Joint Venture, together with businesses and assets acquired by the Joint Venture from third parties. Thermo Process further agreed to purchase the businesses that are to be distributed to Thermo Instrument for $34,267,000 in cash. As a result of this transaction, Thermo Process increased its ownership in the Joint Venture from 51% to 100%. Thermo Process and Thermo Instrument are both majority-owned, publicly traded subsidiaries of Thermo Electron Corporation ("Thermo Electron"). The Joint Venture was originally established pursuant to a general partnership agreement dated May 16, 1994 among wholly owned subsidiaries of Thermo Process and Thermo Instrument.

        The terms of the acquisition were determined by negotiation between the management of Thermo Process and the management of Thermo Instrument, based on the valuation methodology employed in connection with the formation of the joint venture. The funds for the purchase price were provided from the proceeds of a $35,000,000 promissory note issued to Thermo Electron that bears interest at the Commercial Paper Composite Rate plus 25 basis points and is due May 13, 1997.

        Thermo Process has managed the Joint Venture since its inception. Thermo Process has no present intention to operate the businesses formerly conducted by the Joint Venture in any manner materially different from the manner in which such businesses were operated prior to the dissolution of the Joint Venture and the purchase of such businesses from Thermo Instrument.


















                                        2PAGE
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                                                                      FORM 8-K



   Item 7.  Financial Statements, Pro Forma Combined Condensed Financial
            ------------------------------------------------------------
            Information and Exhibits
            ------------------------

            (b) Pro Forma Combined Condensed Financial Information

                The following unaudited pro forma combined condensed
            financial statements set forth the results of operations for the nine months ended December 31, 1994, and for the year ended April 2, 1994, as if the acquisition by the Company of the businesses distributed to Thermo Instrument as a result of the dissolution of the Joint Venture had occurred at the beginning of fiscal 1994, and the financial position as of December 31, 1994, as if the acquisition had occurred as of that date.



































                                        3PAGE
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                                                                      FORM 8-K



                           THERMO PROCESS SYSTEMS INC.
                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                       Nine Months Ended December 31, 1994
                                   (Unaudited)


                                         Historical          Pro Forma
                                        -----------   -----------------------
                                           Thermo
                                          Process     Adjustments    Combined
                                        -----------   -----------    --------
                                       (In thousands except per share amounts)

   Revenues                               $ 94,550     $      -     $ 94,550
                                          --------     --------     --------
   Costs and Operating Expenses:
    Cost of revenues                        70,666            -       70,666
    Selling, general and administrative
      expenses                              16,769            -       16,769
    New business development expenses          643            -          643
                                          --------     --------     --------
                                            88,078            -       88,078
                                          --------     --------     --------

   Operating Income                          6,472            -        6,472

   Gain on Issuance of Stock by Subsidiary   1,058            -        1,058
   Interest Income                           2,203           27        2,230
   Interest Expense (includes $480 for
     note to parent company in fiscal 1995) (1,519)      (1,680)      (3,199)
   Gain on Sale of Investments (includes
     $746 on sale of related party
     debentures in fiscal 1995)                749            -          749
                                          --------     --------     --------
   Income Before Income Taxes and
     Minority Interest                       8,963       (1,653)       7,310
   Income Tax Provision                     (1,978)        (525)      (2,503)
   Minority Interest Expense                (3,934)       2,965         (969)
                                          --------     --------     --------
   Net Income                             $  3,051     $    787     $  3,838
                                          ========     ========     ========

   Earnings per Share                     $    .18                  $    .22
                                          ========                  ========

   Weighted Average Shares                  17,099                    17,099
                                          ========                  ========




   See notes to pro forma combined condensed financial statements.



                                        4PAGE
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                                                                      FORM 8-K



                           THERMO PROCESS SYSTEMS INC.
                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                            Year Ended April 2, 1994
                                   (Unaudited)


                                         Historical          Pro Forma
                                        -----------   -----------------------
                                           Thermo
                                          Process     Adjustments    Combined
                                        -----------   -----------    --------
                                       (In thousands except per share amounts)

   Revenues                               $110,131     $      -     $110,131
                                          --------     --------     --------
   Costs and Operating Expenses:
    Cost of revenues                        84,142            -       84,142
    Selling, general and administrative
      expenses                              21,195            -       21,195
    New business development expenses          447            -          447
    Costs associated with divisional
      restructuring                          2,661            -        2,661
                                          --------     --------     --------

                                           108,445            -      108,445
                                          --------     --------     --------

   Operating Income                          1,686            -        1,686

   Gain on Issuance of Stock by Subsidiary   4,488            -        4,488
   Interest Income                           1,955           25        1,980
   Interest Expense                         (1,387)      (2,240)      (3,627)
   Gain on Sale of Investments                 645            -          645
                                          --------     --------     --------
   Income Before Income Taxes, Minority
     Interest, and Cumulative Effect of
     Change in Accounting Principle          7,387       (2,215)       5,172
   Income Tax (Provision) Benefit               40         (532)        (492)
   Minority Interest Expense                (4,018)       3,545         (473)
                                          --------     --------     --------
   Income Before Cumulative Effect of
     Change in Accounting Principle       $  3,409     $    798     $  4,207
                                          ========     ========     ========
   Earnings per Share Before Cumulative
     Effect of Change in Accounting
     Principle                            $    .20                  $    .25
                                          ========                  ========

   Weighted Average Shares                  16,863                    16,863
                                          ========                  ========



   See notes to pro forma combined condensed financial statements.



                                        5PAGE
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                                                                      FORM 8-K


                           THERMO PROCESS SYSTEMS INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                December 31, 1994
                                   (Unaudited)


                                         Historical          Pro Forma
                                        -----------   -----------------------
                                           Thermo
                                          Process     Adjustments    Combined
                                        -----------   -----------    --------
                                                    (In thousands)
   ASSETS
   Current Assets:
    Cash and cash equivalents             $ 43,564     $    733     $ 44,297
    Short-term available-for-sale
      investments, at quoted market value    5,992            -        5,992
    Accounts receivable, net                21,273            -       21,273
    Unbilled contract costs and fees         9,811            -        9,811
    Inventories                              2,388            -        2,388
    Prepaid expenses                         3,405            -        3,405
    Prepaid and refundable income taxes      2,283            -        2,283
                                          --------     --------     --------
                                            88,716          733       89,449
                                          --------     --------     --------

   Property, Plant and Equipment, at Cost   74,424            -       74,424
    Less: Accumulated depreciation
          and amortization                  32,806            -       32,806
                                          --------     --------     --------
                                            41,618            -       41,618
                                          --------     --------     --------
   Long-term Available-for-sale
     Investments, at Quoted Market Value    10,390            -       10,390
                                          --------     --------     --------
   Other Assets                             11,545            -       11,545
                                          --------     --------     --------
   Cost in Excess of Net Assets of
     Acquired Companies                     37,689            -       37,689
                                          --------     --------     --------
                                          $189,958     $    733     $190,691
                                          ========     ========     ========






   See notes to pro forma combined condensed financial statements.



                                        6PAGE

                                                                      FORM 8-K


                           THERMO PROCESS SYSTEMS INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                December 31, 1994
                                   (Unaudited)


                                         Historical          Pro Forma
                                        -----------   -----------------------
                                           Thermo
                                          Process     Adjustments    Combined
                                        -----------   -----------    --------
                                                    (In thousands)
   LIABILITIES AND SHAREHOLDERS'
     INVESTMENT
   Current Liabilities:
    Accounts payable                      $  7,912     $      -     $  7,912
    Other accrued liabilities               20,728            -       20,728
    Due to parent company and Thermo
      Electron Corporation                   3,440            -        3,440
                                          --------     --------     --------
                                            32,080            -       32,080
                                          --------     --------     --------
   Deferred Income Taxes                     1,882            -        1,882
                                          --------     --------     --------
   Long-term Obligations:
     Due to parent company                  15,000       35,000       50,000
     Other                                  19,085            -       19,085
                                          --------     --------     --------
                                            34,085       35,000       69,085
                                          --------     --------     --------
   Minority Interest                        55,643      (34,267)      21,376
                                          --------     --------     --------

   Shareholders' Investment:
    Common stock                             1,741            -        1,741
    Capital in excess of par value          46,923            -       46,923
    Retained earnings                       20,663            -       20,663
    Treasury stock                          (3,030)           -       (3,030)
    Cumulative translation adjustment           55            -           55
    Net unrealized loss on
      available-for-sale investments           (84)           -          (84)
                                          --------     --------     --------
                                            66,268            -       66,268
                                          --------     --------     --------
                                          $189,958     $    733     $190,691
                                          ========     ========     ========





   See notes to pro forma combined condensed financial statements.
                                        7PAGE
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                                                                      FORM 8-K


                           THERMO PROCESS SYSTEMS INC.
           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)


   Note 1 -Pro Forma Adjustments to Pro Forma Combined Condensed Statements of Income

        The pro forma adjustment to "Interest income" represents an estimate of the increase in interest income earned due to the Company's higher cash position as a result of the net cash proceeds of $733,000 (Note 2), calculated using an average interest rate of 4.88% for the nine months ended December 31, 1994, and 3.46% for the year ended April 2, 1994.

        The pro forma adjustment to "Interest expense" represents interest on a $35,000,000 promissory note due to Thermo Electron (Note 2), calculated using the Commercial Paper Composite Rate plus 25 basis points, or 6.40%, which was the rate of interest in effect at the time the promissory note was issued. The interest rate on the promissory note will be adjusted quarterly to reflect changes in the Commercial Paper Composite Rate.

        The pro forma adjustment to "Provision for income taxes" represents a reduction in income taxes associated with the adjustments in the accompanying pro forma statements of income, calculated at the Company's statutory income tax rate of 40%.

        The pro forma adjustment to "Minority interest expense" represents the elimination of the actual minority interest expense recorded for Thermo Instrument's ownership in the Joint Venture.


   Note 2 -Pro Forma Adjustments to Pro Forma Combined Condensed Balance
           Sheet

        The pro forma adjustment to "Cash and cash equivalents" includes $34,267,000 of cash expended by the Company to purchase the businesses distributed to Thermo Instrument as a result of the dissolution of the Joint Venture, offset by the proceeds from the $35,000,000 promissory note issued to Thermo Electron.

        The pro forma adjustment to "Long-term obligations, due to parent company" represents a promissory note due May 13, 1997, that was issued to Thermo Electron to finance the acquisition of the businesses distributed to Thermo Instrument as a result of the dissolution of the Joint Venture.

        The pro forma adjustment to "Minority interest" represents the elimination of the actual minority interest recorded for Thermo Instrument's ownership in the Joint Venture.






                                        8PAGE
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                                                                      FORM 8-K



   Item 7.  Financial Statements, Pro Forma Combined Condensed Financial
            ------------------------------------------------------------
            Information and Exhibits
            ------------------------

            (c) Exhibits

                2.1 Agreement of Dissolution of Partnership dated May 9, 1995 among Thermo Terra Tech (the Partnership), Terra Tech Labs Inc. (a wholly owned subsidiary of Thermo Process Systems Inc.) and Eberline Analytical Corporation, Skinner & Sherman, Inc., TMA/NORCAL Inc., Normandeau Associates Inc., Bettigole Andrews & Clark Inc., Fellows, Read & Associates Inc. and Thermo Consulting Engineers Inc. (each a wholly owned subsidiary of Thermo Instrument Systems Inc.).

                2.2 Stock Purchase Agreement dated May 9, 1995 between Thermo Process Systems Inc. and Thermo Instrument Systems Inc.

                2.3 Note dated May 17, 1995 from Thermo Process Systems Inc. to Thermo Electron Corporation.






























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                                                                      FORM 8-K




                                   SIGNATURES
                                   ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 24th day of May 1995.



                                            THERMO PROCESS SYSTEMS INC.



                                            Paul F. Kelleher
                                            ---------------------------
                                            Paul F. Kelleher
                                            Chief Accounting Officer